FIDELITY FEDERAL BANK & TRUST

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN











                            Effective October 1, 1989

                            Restated December 1, 2005
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                                TABLE OF CONTENTS


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ARTICLE I--PURPOSE; EFFECTIVE DATE.........................................1

ARTICLE II--DEFINITIONS....................................................1

  2.1    Accrued Benefit...................................................1
  2.2    Actuarial Equivalent..............................................1
  2.3    Beneficiary.......................................................1
  2.4    Board.............................................................1
  2.5    Change in Control shall mean any of the following:................2
  2.6    Committee.........................................................2
  2.7    Compensation......................................................2
  2.8    Company...........................................................3
  2.9    Deferred Retirement Date..........................................3
  2.10   Disability........................................................3
  2.11   Early Retirement Date.............................................3
  2.12   Employer..........................................................3
  2.13   Final Monthly Compensation........................................3
  2.14   Final Average Compensation........................................3
  2.15   Normal Retirement Date............................................4
  2.16   Participant.......................................................4
  2.17   Participation Agreement...........................................4
  2.18   Proposed Regulations..............................................4
  2.19   Qualified Retirement Plan.........................................4
  2.20   Retirement........................................................4
  2.21   Separation from Service...........................................5
  2.22   Specified Employee................................................5
  2.23   Spouse............................................................5
  2.24   Supplemental Retirement Benefit...................................6
  2.25   Target Retirement Percentage......................................6
  2.26   Years of Credited Service.........................................6

ARTICLE III--PARTICIPATION AND VESTING.....................................6

  3.1    Eligibility and Participation.....................................6
  3.2    Change in Employment Status.......................................6
  3.3    Vesting...........................................................6
  3.4    Suicide...........................................................7

ARTICLE IV--PRERETIREMENT SURVIVOR BENEFIT.................................7

  4.1    Preretirement Survivor Benefit....................................7
  4.2    Payment of Benefits...............................................7

ARTICLE V--SUPPLEMENTAL RETIREMENT BENEFITS................................7

  5.1    Target Retirement Percentage......................................7
  5.2    Normal Retirement Benefit.........................................8


                                                                           (i)
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                                TABLE OF CONTENTS


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  5.3    Deferred Retirement Benefit.......................................8
  5.4    Early Retirement Benefit..........................................8
  5.5    Early Termination Retirement Benefit..............................9
  5.6    Change in Control Benefit.........................................9
  5.7    Disability Retirement Benefit....................................10
  5.8    Inflation Index..................................................10
  5.9    Payment of Benefits..............................................10
  5.10   Withholding; Payroll Taxes.......................................12
  5.11   Payment to Guardian..............................................12

ARTICLE VI--BENEFICIARY DESIGNATION.......................................12

  6.1    Beneficiary Designation..........................................12
  6.2    Amendments.......................................................12
  6.3    No Participant Beneficiary Designation...........................13
  6.4    Effect of Payment................................................13

ARTICLE VII--ADMINISTRATION...............................................13

  7.1    Committee; Duties................................................13
  7.2    Agents...........................................................13
  7.3    Binding Effect of Decisions......................................13
  7.4    Indemnity of Committee...........................................13

ARTICLE VIII--CLAIMS PROCEDURE............................................14

  8.1    Claim............................................................14
  8.2    Denial of Claim..................................................14
  8.3    Review of Claim..................................................14
  8.4    Final Decision...................................................14

ARTICLE IX--TERMINATION, SUSPENSION OR AMENDMENT..........................14

  9.1    Termination, Suspension or Amendment of Plan.....................14

ARTICLE X--MISCELLANEOUS..................................................15

  10.1   Unfunded Plan....................................................15
  10.2   Unsecured General Creditor.......................................16
  10.3   Trust Fund.......................................................16
  10.4   Nonassignability.................................................16
  10.5   Not a Contract of Employment.....................................16
  10.6   Protective Provisions............................................16
  10.7   Terms............................................................17
  10.8   Captions.........................................................17
  10.9   Governing Law....................................................17
  10.10  Validity.........................................................17


                                                                           (ii)
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                                TABLE OF CONTENTS


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  10.11  Notice...........................................................17
  10.12  Successors.......................................................17
  10.13  Compliance with Section 409A of the Code.........................17

                                                                           (iii)

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                          FIDELITY FEDERAL BANK & TRUST

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                            EFFECTIVE OCTOBER 1, 1989

                            RESTATED DECEMBER 1, 2005



                       ARTICLE I--PURPOSE; EFFECTIVE DATE

     The purpose of this Supplemental Executive Retirement Plan (hereinafter referred to as the "Plan") is to provide supplemental retirement and death benefits for certain key employees of Fidelity Federal Bank & Trust (hereinafter referred to as "Fidelity Federal"). It is intended that the Plan will aid in retaining and attracting employees of exceptional ability by providing them with these benefits. This Plan was initially effective as of October 1, 1989. The Plan was restated July 1, 2004 and was most recently restated into this document, effective December 1, 2005 in order to bring the entire Accrued Benefit under the Plan into compliance with new Section 409A of the Internal Revenue Code.


                             ARTICLE II--DEFINITIONS

     For the purposes of this Plan, the following terms shall have the meanings indicated, unless the context clearly indicates otherwise:

2.1  Accrued Benefit

     "Accrued Benefit" means the present value of the Participant's benefits under the Plan.

2.2  Actuarial Equivalent

     "Actuarial Equivalent" means equivalence in value between two (2) or more forms of payment based on a determination by an actuary chosen by Fidelity Federal, using sound actuarial assumptions at the time of such determination. However, if a participant elects a lump sum under the Qualified Retirement Plan, for purposes of Article V of this Plan, the lump sum shall be converted to a monthly, ten (10) year certain and life annuity using the lowest discount rate provided in the Qualified Retirement Plan for the determination of actuarial equivalence.

2.3  Beneficiary

     "Beneficiary" means the person, persons or entity entitled under Article VI to receive any Plan benefits payable after a Participant's death.

2.4  Board

     "Board" means the Board of Directors of Fidelity Federal.


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2.5  Change in Control shall mean any of the following:

               (a) "Change in Control" shall mean (i) a change in the ownership of the Company, (ii) a change in the effective control of the Company, or (iii) a change in the ownership of a substantial portion of the assets of the Company, as described below.

               (b) A change in the ownership of a corporation occurs on the date that any one person, or more than one person acting as a group (as defined in Proposed Treasury Regulations section 1.409A-3(g)(5)(v)(B)), acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of such corporation.

               (c) A change in the effective control of the Company occurs on the date that either (i) any one person, or more than one person acting as a group (as defined in Proposed Treasury Regulations section 1.409A-3(g)(5)(vi)(B)) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 35 percent or more of the total voting power of the stock of such Company, or (ii) a majority of the members of the Company's board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company's board of directors prior to the date of the appointment or election, provided that this subsection "(ii)" is inapplicable where a majority shareholder of the Company is another corporation.

               (d) A change in a substantial portion of the Company's assets occurs on the date that any one person or more than one person acting as a group (as defined in Proposed Treasury Regulations section 1.409A-3(g)(5)(vii)(C)) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of (i) all of the assets of the Company, or (ii) the value of the assets being disposed of, either of which is determined without regard to any liabilities associated with such assets. For all purposes hereunder, the definition of Change in Control shall be construed to be consistent with the requirements of Proposed Regulations section 1.409A-3(g)(5), except to the extent that such Proposed Regulations are superseded by subsequent guidance.

2.6  Committee

     "Committee" means the Committee appointed to administer the Plan pursuant to Article VII.

2.7  Compensation

     "Compensation" means the salary and bonuses paid to a Participant before reduction for amounts deferred under the Fidelity Federal Long-Term Deferred Compensation Plan, the 2005 Fidelity Federal Long-Term Deferred Compensation Plan or any salary reduction contributions under IRC Section 401(k) or any other salary deferral program. Compensation does not include expense reimbursements, any special bonuses related to disability or life insurance, any form of noncash compensation or benefits, Employer contributions to the Retirement Plan for Employees of Fidelity Federal Bank & Trust, Employer discretionary contributions to the Fidelity Federal Long-Term Deferred Compensation Plan, the 2005 Fidelity Federal Long-Term Deferred Compensation Plan, group life insurance premiums, or any other payments or benefits other than normal compensation.



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2.8. Company

     "Company" means Fidelity Bankshares, Inc.

2.9  Deferred Retirement Date

     "Deferred Retirement Date" means the first day of the month coincident with or next following the Participant's Separation from Service (with respect to amounts accrued after December 31, 2004) if such date occurs after the Participant's Normal Retirement Date.

2.10 Disability

     "Disability" means a physical or mental condition that, in the opinion of the Committee, permanently prevents a Participant from satisfactorily performing the Participant's usual duties for Employer. The Committee's decision as to Disability will be based upon medical reports and/or evidence satisfactory to the Committee. In no event shall a Disability be deemed to occur or to continue after a Participant's Normal Retirement Date.

2.11 Early Retirement Date

     "Early Retirement Date" means the date on which the Participant has a Separation from Service if it occurs after the first day of the month coincidental with or next following a Participant's attainment of age fifty-five
(55) and completion of fifteen (15) Years of Credited Service, but prior to his Normal Retirement Date.

2.12 Employer

     "Employer" means Fidelity Federal Bank & Trust, a federally chartered savings bank, or any successor to the business thereof, and any affiliated or subsidiary corporations designated by the Board.

2.13 Final Monthly Compensation

     "Final Monthly Compensation" means the Participant's Compensation during the final twelve (12) consecutive complete calendar months of employment with the Employer prior to the event that triggers distribution, divided by twelve
(12), provided, however, that if Executive has received 2 or more bonuses in that 12 month period, only the higher bonus shall be taken into consideration.

2.14 Final Average Compensation

     "Final Average Compensation" means the sum of the Participant's Compensation during the consecutive sixty (60) months of employment with the Employer prior to the event that triggers distribution, divided by 60. Compensation earned after the Participant's Normal Retirement Date shall be included only if it increases Final Average Compensation. If a Participant has not been employed by the Employer for sixty (60) full calendar months, "Final Average Compensation" shall mean the sum of Participant's compensation during the full months employed by Employer (annualized to 12 months for any partial year) and then divided by the number of years (including the annualized year) Participant was employed by Employer.



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2.15 Normal Retirement Date

     "Normal Retirement Date" means the first day of the month coincident with or next following the Participant's attainment of age sixty-five (65) or age sixty (60) with thirty (30) Years of Credited Service. In the event of a Change in Control, Normal Retirement Date means the first day of the month coincident with or next following either the Participant's attainment of age sixty-five
(65) or age sixty (60) with thirty (30) Years of Credited Service from the Participant's original hire date. If following a Change in Control, the Participant's employment terminates prior to the Participant's Normal Retirement Date, the Years of Credited Service determination shall be made as if the Participant was never terminated. Notwithstanding anything herein to the contrary, three amendments that credit additional Years of Credited Service to certain Participants or that established a different Normal Retirement Date for certain Participants, preceded the date of this restated Plan, and are incorporated herein by reference and attached hereto as Exhibits.

2.16 Participant

     "Participant" means any individual who is participating or has participated in this Plan as provided in Article III.

2.17 Participation Agreement

     "Participation Agreement" means the agreement filed by a Participant which acknowledges assent to the terms of the Plan.

2.18 Proposed Regulations

     "Proposed Regulations" means the regulations proposed under Code Section 409A, IRS Notice 2005-1 and any subsequent guidance.

2.19 Qualified Retirement Plan

     "Qualified Retirement Plan" means the Retirement Plan for Employees of Fidelity Federal Bank & Trust or any successor defined benefit retirement income plan or plans maintained by the Employer which qualifies under Section 401(a) of the Internal Revenue Code. For purposes of determining benefits and actuarial equivalencies under the Qualified Retirement Plan, the actuarial principles and assumptions which have consistently applied to such plan(s) shall continue to be applied.

2.20 Retirement

     "Retirement" means a Participant's Separation from Service with the Employer at the Participant's Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date.



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2.21 Separation from Service

     "Separation from Service" means the Participant's death, retirement or termination of employment with the Employer. No Separation from Service shall be deemed to occur due to military leave, sick leave or other bona fide leave of absence if the period of such leave does not exceed six months or, if longer, so long as the Participant's right to reemployment is provided by law or contract. If the leave exceeds six months and the Participant's right to reemployment is not provided by law or by contract, then the Participant shall be have a Separation from Service on the first date immediately following such six-month period.

     The Participant shall not be treated as having a Separation from Service if the Participant provides more than insignificant services for the Employer following the Participant's actual or purported termination of employment with the Employer. Services shall be treated as not being insignificant if such services are performed at an annual rate that is at least equal to 20% of the services rendered by the Participant for the Employer, on average, during the immediately preceding three full calendar years of employment (or if employed less than three years, such shorter period of employment) and the annual base compensation for such services is at least equal to 20% of the average base compensation earned during the final three full calendar years of employment (or if employed less than three years, such shorter period of employment).

     Where the Participant continues to provide services to a previous employer in a capacity other than as an employee, a Separation from Service will not be deemed to have occurred if the Participant is providing services at an annual rate that is 50% or more of the services rendered, on average, during the immediate preceding three full calendar years of employment (or if employed less than three years, such lesser period) and the annual base compensation for such services is 50% or more of the annual base compensation earned during the final three full calendar years of employment (or if less, such lesser period).

2.22 Specified Employee

     "Specified  Employee"  means a key  employee  within  the  meaning  of Code
Section 416(i) without regard to paragraph 5 thereof. Where a new corporation or entity ("new corporation") is established as part of a corporate division governed by Code section 335 from a corporation that is publicly traded on an established securities market or otherwise ("old corporation"), any employee of the new corporation who was a key employee of the old corporation immediately prior to the spin off is a key employee of the new corporation until the end of the 12-month period beginning on the first day of the fourth month following the old corporation's last identification date preceding the spinoff transaction. Where two corporations (pre-merger corporations) are merged or become part of the same controlled group of corporations so as to be treated as a single service recipient under Proposed Treasury regulations section 1.409A-1(g), any employee of the merged corporation who was a key employee of either the pre-merger corporations immediately before the merger is a key employee of the merged corporation until the first day of the fourth month after the identification date of the merged corporation next following the merger.

2.23 Spouse

     "Spouse" means a Participant's wife or husband who is lawfully married to the Participant at the time of the Participant's death.



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2.24 Supplemental Retirement Benefit

     "Supplemental  Retirement  Benefit"  means  the  benefit  determined  under
Article V of this Plan.

2.25 Target Retirement Percentage

     "Target Retirement Percentage" means the percentage of Final Average Compensation which will be used as a target from which other forms of retirement benefits are subtracted, as provided in Article V, to arrive at the amount of the Supplemental Retirement Benefit actually payable to a Participant.

2.26 Years of Credited Service

     "Years of Credited Service" means the number of years of credited vesting service determined under the provisions of the Employer's Qualified Retirement Plan. Notwithstanding anything herein to the contrary, three amendments that credit additional Years of Credited Service to certain Participants or that established a different Normal Retirement Date for certain Participants, preceded the date of this restated Plan, and are incorporated herein by reference and attached hereto as Exhibits.


                     ARTICLE III--PARTICIPATION AND VESTING

3.1  Eligibility and Participation

               (a) Eligibility. Eligibility to participate in the Plan shall be limited to those employees of the Employer who are designated by the Board.

               (b) Participation. An Employee's participation in the Plan shall be effective upon notification of the employee of eligibility to participate, completion of a Participation Agreement by the Participant and acceptance of the Participation Agreement by the Committee. Participation in the Plan shall continue until such time as the Participant terminates employment with the Employer, and as long thereafter as the Participant is eligible to receive benefits under this Plan.

3.2  Change in Employment Status

     Discontinued Eligibility. If the Board, prior to a Change in Control, determines that a Participant's employment performance is no longer at a level which deserves reward through participation in this Plan, but does not terminate the Participant's employment with the Employer, participation herein and eligibility to receive benefits hereunder shall be limited to the Participant's vested interest in such benefits as of the date designated by the Board.

3.3  Vesting

     Each Participant shall be one hundred percent (100%) vested in benefits under this Plan after completing five (5) Years of Credited Service. The preceding notwithstanding, each Participant shall be one hundred percent (100%) vested in benefits under this Plan upon death, Disability, Normal Retirement Date or upon Change in Control.



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3.4  Suicide

     The provisions of Article IV notwithstanding, no benefit shall be paid to a Beneficiary if the Participant's death occurs as a result of suicide during the twenty-four (24) successive calendar months beginning with the calendar month following the commencement of an employee's participation in this Plan.


                   ARTICLE IV--PRERETIREMENT SURVIVOR BENEFIT

4.1  Preretirement Survivor Benefit

     If a Participant dies while employed by the Employer, the Employer shall pay a supplemental survivor benefit to the Participant's Beneficiary(ies). The amount of this benefit shall be equal to the actuarially equivalent lump sum value of the accrued Supplemental Retirement Benefit as determined under 5.2, 5.3, 5.4 or 5.5, whichever Section is applicable, at the date of death.

4.2  Payment of Benefits

               (a) Form and Commencement of Benefit Payments. The supplemental survivor benefits payable under this Article shall be paid in the form of one hundred twenty (120) equal monthly installments, with interest. The interest rate used in determining the monthly payments shall be the same interest rate used in determining the lump sum equivalent in 4.1 above. Payments shall commence the first day of the second month following the death of the Participant and shall continue the first day of each month thereafter for the duration of the payment period.

               (b) Commutation of Benefits. In accordance with the Proposed Regulations under Code Section 409A, a Participant may elect no later than December 31, 2006, to have the supplemental survivor benefit payable to the Participant's Beneficiary upon the Participant's death paid in the form of a lump sum rather than 120 monthly installment payments. In such case, the lump sum payment shall be the actuarial equivalent of the benefit payable under Section 4.2(a) above.


                   ARTICLE V--SUPPLEMENTAL RETIREMENT BENEFITS

5.1  Target Retirement Percentage

     The Target Retirement Percentage shall equal eighty percent (80%) multiplied by a fraction, the numerator of which is the Participant's Years of Credited Service and the denominator of which is the Years of Credited Service the Participant will accrue by his Normal Retirement Date, assuming he remains employed by the Employer until such date. In the event of a Change in Control, the denominator in the preceding factor shall be equal to the Participant's


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

actual years of service at the time of the event which triggers a distribution. The adjusted Target Retirement Percentage shall be rounded to four (4) decimal places and may never exceed eighty percent (80%) unless the Participant retires on a Deferred Retirement Date. For a Participant retiring on a Deferred Retirement Date, the target shall equal eighty percent (80%) plus two percent (2%) for each full year by which the Participant's retirement is subsequent to the Participant's Normal Retirement Date (for these purposes, "full years" shall be determined by rounding up or down to the nearest full year). In no event shall the Target Retirement Percentage ever exceed one hundred percent (100%).

5.2  Normal Retirement Benefit

     If a Participant retires on the Normal Retirement Date, the Employer shall pay to the Participant a Supplemental Retirement Benefit equal to the Target Retirement Percentage multiplied by the Participant's Final Average Compensation, less

               (a) Fifty percent (50%) of the Participant's primary Social Security benefit determined at the Participant's Normal Retirement Date based on the then current law, assuming no future compensation and using an additional five percent (5%) per year reduction (prorated for partial years) if retirement occurs before age sixty-two (62), and

               (b) The monthly ten (10) year certain life annuity which is the actuarial equivalent on the Normal Retirement Date of all benefits accrued under the Qualified Retirement Plan, including any benefit previously distributed from the Qualified Retirement Plan.

5.3  Deferred Retirement Benefit

     If a Participant retires at a Deferred Retirement Date, the Employer shall pay to the Participant a Supplemental Retirement Benefit equal to the Target Retirement Percentage multiplied by the Participant's Final Average Compensation, less

               (a) Fifty percent (50%) of the Participant's primary Social Security benefit determined at the Deferred Retirement Date, and

               (b) The monthly ten (10) year certain life annuity that is the actuarial equivalent on the Deferred Retirement Date of all benefits accrued under the Qualified Retirement Plan, including any benefit previously distributed from the Qualified Retirement Plan.

5.4  Early Retirement Benefit

     If a Participant retires at an Early Retirement Date, the Employer shall pay to the Participant a Supplemental Retirement Benefit equal to the Target Retirement Percentage multiplied by the Participant's Final Average Compensation, less

               (a) Fifty percent (50%) of the Participant's primary Social Security benefit determined at the Participant's Normal Retirement Date based on the then current law, assuming no future compensation and using an additional five percent (5%) per year reduction (prorated for partial years) if the Normal Retirement Date is before age sixty-two
         (62), and

               (b) The monthly ten (10) year certain life annuity at age sixty-five (65) that is the actuarial equivalent on the Normal Retirement Date of all benefits accrued under the Qualified Retirement Plan, including any benefit previously distributed from the Qualified Retirement Plan.



PAGE 8 - SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     The above benefit shall be reduced by five percent (5%) for each full calendar year by which the commencement of payment under this section precedes the Participant's Normal Retirement Date. The percentages shall be prorated for partial years.

5.5  Early Termination Retirement Benefit

     If a vested Participant terminates employment prior to Retirement, the Employer shall pay to the Participant a Supplemental Retirement Benefit equal to the Target Retirement Percentage multiplied by the Participant's Final Average Compensation, less

               (a) Fifty percent (50%) of the Participant's primary Social Security benefit projected to be paid at age sixty-five (65) based on the then current law and assuming no future increases in compensation, and

               (b) The monthly ten (10) year certain life annuity that is the actuarial equivalent at age sixty-five (65) of all benefits accrued under the Qualified Retirement Plan, including any benefit previously distributed from the Qualified Retirement Plan.

5.6  Change in Control Benefit

     (a) If a a Change in Control occurs, the Participant's benefit shall be based on Final Monthly Compensation instead of Final Average Compensation and shall be calculated as follows:

               (1) If the Participant is eligible for Normal Retirement, the Participant's benefit shall be calculated pursuant to Section 5.2, except that Final Monthly Compensation shall be used instead of Final Average Compensation. Such Participant's benefit shall commence within ninety (90) days after the Change in Control, irrespective of whether the Participant's employment is terminated.

               (2) If the Participant is eligible for Early Retirement at the time of the Change in Control, the Participant's benefit shall be calculated pursuant to Section 5.4, with the adjustments to the Target Retirement Percentage and Normal Retirement Date, as required. Such benefit shall commence within ninety (90) days after the Change in Control unless the Participant has elected prior to December 31, 2005, to have the Participant's benefit commence upon Retirement.

               (3) If the Participant is not eligible for Early Retirement at the time of the Change in Control, whether or not such Participant's employment is terminated following the Change in Control, such Participant's benefit shall be calculated pursuant to Section 5.2 at the Participant's Normal Retirement Date, based on the adjustments to the Target Retirement Percentage required as a result of a Change of Control. Such benefit shall commence within thirty (30) days of the Participant's Normal Retirement Date, unless the Participant is a Specified Employee at the Participant's Normal Retirement Date, and then such benefit shall commence on the first day of the seventh month following Separation form Service.



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

5.7  Disability Retirement Benefit

     If a person terminates employment prior to Retirement as a result of Disability, the Employer shall pay to the Participant a Supplemental Retirement Benefit commencing at age sixty-five (65). The benefits shall be equal to the amount the Participant would have received at such time under the Normal Retirement provisions of this Article assuming the Participant would not be eligible for Normal Retirement until age sixty-five (65). For purposes of this calculation, Years of Credited Service shall continue to accrue during the period of Disability and the Participant's Final Average Compensation shall be based only on the amounts earned during the twelve (12) months prior to Disability if this provides the Participant with a greater benefit.

5.8  Inflation Index

     The Supplemental Executive Retirement Benefit shall be increased for inflation on the January 1 coinciding with or following the anniversary of the commencement of benefits, and each January 1 thereafter. This increase shall be the lesser of:

               (a) The percentage change in the national consumer price index (CPI-U) for the twelve (12) month period preceding October of the prior year (determined by comparing the prior two (2) years' September indexes). This percentage change shall be calculated and rounded to four (4) decimal places (XX.XX%) and shall never be less than zero (0), or

               (b) Six percent (6%).

5.9  Payment of Benefits

               (a) Form of Benefit Payments. The Supplemental Retirement Benefit shall be paid in the basic form provided below, unless the Participant requests an alternative form at the time of initial enrollment or prior to December 31, 2006. Any alternative form shall be the Actuarial Equivalent of the basic form of benefit payments. The basic and alternative forms of payment are as follows:

                      (1) Basic Form of Benefit Payments. Monthly single life
               annuity with a ten (10) year certain for the Participant's life.

                      (2) Alternative Forms of Benefit Payment.

                             (i) A joint and survivor annuity with payment
                      continued to the survivor in the same amount as the amount paid to the Participant.

                             (ii) A joint and survivor annuity with payment
                      continued to the survivor at one-half (1/2) of the amount paid to the Participant.

                             (iii) Any other form that is the Actuarial
                      Equivalent of the basic form of benefit payments. Notwithstanding anything herein to the contrary, a Participant may change the form of annuity payment from one type of life annuity to another type of life annuity before any annuity payment has been made. Such a change is not considered a change in the time and form of a payment, provided that the annuities are actuarially equivalent applying reasonable actuarial assumptions in accordance with Section 1.409A-2(b)(2)(ii) of the Proposed Regulations.



PAGE 10 - SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

               (b) Commencement of Benefit Payments. The Supplemental Retirement Benefits payable to a Participant under the Normal, Deferred, or Early Retirement provisions of this Article shall commence within ninety (90) days of the Participant's termination of employment, provided, however, if the Participant is a Specified Employee at the time of termination of employment, commencement shall occur no earlier than the first day of the seventh month following Separation from Service. The Supplemental Retirement Benefits payable to a Participant under the Early Termination or Disability provisions of this Article shall commence within thirty (30) days of the Participant attaining age sixty-five (65).

               (c) Transition Period Changes.

                       a. Notwithstanding the above, Participants may change their payment elections hereunder through December 31, 2006, in accordance with Section XI(C) of the Preamble to the 2005 Proposed Regulations issued under Code section 409A; provided, however, that in 2006 a Participant cannot change payment elections with respect to payments that the Participant would otherwise receive in 2006 or cause payments to be made in 2006. Any transition period changes shall be made on such forms as are provided by the Committee and shall be filed by the Committee during the applicable transition period.

                       b. Commutation of Benefits. In accordance with the Proposed Regulations under Code Section 409A, a Participant may elect no later than December 31, 2006, (or by December 31, 2005, with respect to benefits to be paid commencing in 2006) to change the Participant's election with respect to the form of payment, or to have a partial payment in one form and the remainder in another form (e,g.,40% in a lump sum and 60% paid in a single life annuity). In such case, the aggregate of the two forms of payment shall be the actuarial equivalent of the basic form of benefit payable under Section 5.9(a)(1) above.

               (d) Distribution of De Minimus Benefits. Notwithstanding anything herein to the cotrary, if the value of the Participant's Accrued Benefit (when added together with all of his benefits under all nonqualified deferred compensation plans maintained by the Employer) is $10,000 or less at the time of the distribution event, payment shall be made in a lump sum, even if the Participant had specified a different form of payment, and such payment shall be made before the later of (i) December 31 of the year in which the Participant terminates service with the Employer or (ii) the 15th day of the third month following the Participant's termination of service with the Employer.

              (e) Other Changes in Benefit Elections. In the event a Participant desires to modify the time or form (e.g., from annuity to lump sum or vice versa) of distribution of the Participant's Supplemental Retirement Benefit, the Participant may do so by filing a written election with the Committee, provided that:



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

              (1) the subsequent election shall not be effective for at least 12 months after the date on which the subsequent election is made;

              (2) except for payments upon the Executive's death, Disability or upon an Unforeseeable Emergency, the first of a stream of payments for which the subsequent election is made shall be deferred for a period of not less than five (5) years from the date on which such payment would otherwise have been made;

              (3) for payments scheduled to be made on a specified date, the subsequent election must be made at least 12 months before the date of the first scheduled payment.

5.10 Withholding; Payroll Taxes

     The Employer shall withhold from payments made hereunder any taxes required to be withheld from a Participant's wages for the federal or any state or local government. However, a Beneficiary may elect not to have withholding for federal income tax purposes pursuant to Section 3405(a)(2) of the Internal Revenue Code, or any successor provision.

5.11 Payment to Guardian

     If a Plan benefit is payable to a minor or a person declared incompetent or to a person incapable of handling the disposition of his property, the Committee may direct payment of such Plan benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Committee may require proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to distribution of the Plan benefit. Such distribution shall completely discharge the Committee and the Employer from all liability with respect to such benefit.


                       ARTICLE VI--BENEFICIARY DESIGNATION

6.1  Beneficiary Designation

     Each Participant shall have the right, at any time, to designate any person or persons as his Beneficiary or Beneficiaries (both primary as well as secondary) to whom benefits under this Plan shall be paid in the event of his death prior to complete distribution to Participant of the benefits due under the Plan. Each Beneficiary designation shall be in a written form prescribed by the Committee, and will be effective only when filed with the Committee during the Participant's lifetime.

6.2  Amendments

     Any Beneficiary designation may be changed by a Participant without the consent of any designated Beneficiary by the filing of a new Beneficiary designation with the Committee. The filing of a new Beneficiary designation form will cancel all Beneficiary designations previously filed. If a Participant's Compensation is community property, any Beneficiary Designation shall be valid or effective only as permitted under applicable law.



PAGE 12 - SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

6.3  No Participant Beneficiary Designation

     In the absence of an effective Beneficiary Designation, or if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be the person or persons surviving him in the first of the following classes in which there is a survivor, share and share alike;

               (a) The Particpant' surviving Spouse;

               (b) The Participant's children, except that if any of the children predecease the Participant but leave issue surviving, then such issue shall take by right of representation the share their parent would have taken if living;

               (c) The Participant's estate.

6.4  Effect of Payment

     The payment to the deemed Beneficiary shall completely discharge Employer's obligations under this Plan.


                           ARTICLE VII--ADMINISTRATION

7.1  Committee; Duties

     This plan shall be administered by the Committee which shall consist of not less than three (3) persons appointed by the Board. The Committee shall have the authority to make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. A majority vote of the Committee members shall control any decision. Members of the Committee may be Participants under this Plan.

7.2  Agents

     The Committee may, from time to time, employ other agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Employer.

7.3  Binding Effect of Decisions

     The decision or action of the Committee in respect of any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

7.4  Indemnity of Committee

     The Employer shall indemnify and hold harmless the members of the Committee against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to this Plan, except in the case of gross negligence or willful misconduct.



PAGE 13 - SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                         ARTICLE VIII--CLAIMS PROCEDURE

8.1  Claim

     Any person claiming a benefit, requesting an interpretation or ruling under the Plan, or requesting information under the Plan shall present the request in writing to the Committee which shall respond in writing within thirty (30) days.

8.2  Denial of Claim

     If the claim or request is denied, the written notice of denial shall state:

               (a) The reason for denial, with specific reference to the Plan provisions on which the denial is based.

               (b) A description of any additional material or information required and an explanation of why it is necessary.

               (c) An explanation of the Plan's claim review procedure. 8.3 Review of Claim

     Any person whose claim or request is denied or who has not received a response within thirty (30) days may request review by notice given in writing to the Committee. The claim or request shall be reviewed by the Committee who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

8.4  Final Decision

     The decision on review shall normally be made within sixty (60) days. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified and the time limit shall be one hundred twenty (120) days. The decision shall be in writing and shall state the reason and the relevant plan provisions. All decisions on review shall be final and bind all parties concerned.


                ARTICLE IX--TERMINATION, SUSPENSION OR AMENDMENT

9.1  Termination, Suspension or Amendment of Plan

               (a) The Board may, in its sole discretion, terminate or suspend this Plan at any time or from time to time, in whole or in part. The Board may amend this Plan at any time or from time to time. However, no such termination suspension or amendment shall adversely affect the benefits of Participants which have accrued prior to such action or the benefits of any Beneficiary of a Participant who has previously died.

               (b) The Board may completely terminate the Plan. Subject to the requirements of Code Section 409A, in the event of complete termination, the Plan shall cease to operate and the Employer shall pay out to each Participant his or her Accrued Benefit as if that Participant had terminated service as of the effective date of the complete termination. Such complete termination of the Plan shall occur only under the following circumstances and conditions.



PAGE 14 - SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                      (1) The Board may terminate the Plan within 12 months of a corporate dissolution taxed under Code section 331, or with approval of a bankruptcy court pursuant to 11 U.S.C. ss.503(b)(1)(A), provided that the amounts deferred under the Plan are included in each Participant's gross income in the latest of (i) the calendar year in which the Plan terminates; (ii) the calendar year in which the amount is no longer subject to a substantial risk of forfeiture; or (iii) the first calendar year in which the payment is administratively practicable.

                      (2) The Board may terminate the Plan within the 30 days preceding a Change in Control (but not following a Change in Control), provided that the Plan shall only be treated as terminated if all substantially similar arrangements sponsored by the Employer are terminated so that the Participants and all participants under substantially similar arrangements are required to receive all amounts of compensation deferred under the terminated arrangements within 12 months of the date of the termination of the arrangements, provided, however that any termination prior to a Change in Control under this sub-paragraph will be deemed to be a termination coincident or following a Change in Control for purposes of the calculation and payment of benefits under Section 5.6 hereof.

                      (3) The Board may terminate the Plan provided that (i) all arrangements sponsored by the Employer that would be aggregated with this Plan under Proposed Treasury regulations section 1.409A-1(c) if any Participant covered by this Plan was also covered by any of those other arrangements are also terminated; (ii) no payments other than payments that would be payable under the terms of the arrangement if the termination had not occurred are made within 12 months of the termination of the arrangement; (iii) all payments are made within 24 months of the termination of the arrangements; and (iv) the Employer does not adopt a new arrangement that would be aggregated with any terminated arrangement under Proposed Treasury regulations section 1.409A-1(c) if the same Participant participated in both arrangements, at any time within five years following the date of termination of the arrangement.

                      (4) The Board may terminate the Plan pursuant to such other terms and conditions as the Internal Revenue Service may permit from time to time.


                            ARTICLE X--MISCELLANEOUS

10.1 Unfunded Plan

     This Plan is intended to be an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of management or highly compensated employees.



PAGE 15 - SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

10.2 Unsecured General Creditor

     Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interest or claims in any property or assets of Employer, nor shall they be beneficiaries of, or have any rights, claims or interests in any life insurance policies, annuity contracts or the proceeds therefrom owned or which may be acquired by Employer. Such policies or other assets of Employer shall not be held under any trust for the benefit of Participants, their Beneficiaries, heirs, successors or assigns, or held in any way as collateral security for the fulfilling of the obligations of Employer under this Plan. Any and all of Employer's assets shall be, and remain, the general, unpledged, unrestricted assets of Employer. Employer's obligation under the Plan shall be that of an unfunded and unsecured promise of Employer to pay money in the future.

10.3 Trust Fund

     The Employer shall be responsible for the payment of all benefits provided under the Plan. At its discretion, the Employer may establish one (1) or more trusts, with such trustees as the Board may approve, for the purpose of providing for the payment of such benefits. Such trust or trusts may be irrevocable, but the assets thereof shall be subject to the claims of the Employer's creditors. To the extent any benefits provided under the Plan are actually paid from any such trust, the Employer shall have no further obligation with respect thereto, but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid by, the Employer.

10.4 Nonassignability

     Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

10.5 Not a Contract of Employment

     The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between the Employer and the Participant (or his Beneficiary) shall have no rights against the Employer except as may otherwise by specifically provided herein. Moreover, nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of the Employer or to interfere with the right of the Employer to discipline or discharge him at any time.

10.6 Protective Provisions

     A Participant will cooperate with the Employer by furnishing any and all information requested by the Employer, in order to facilitate the payment of benefits hereunder, and by taking such physical examinations as the Employer may deem necessary and taking such other action as may be requested by the Employer.



PAGE 16 - SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

10.7 Terms

     Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

10.8 Captions

     The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

10.9 Governing Law

     The provisions of this Plan shall be construed and interpreted according to the laws of the State of Florida.

10.10  Validity

     In case any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

10.11  Notice

     Any notice or filing required or permitted to be given to the Committee under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail to any member of the Committee or the Secretary of the Employer. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

10.12  Successors

     The provisions of this Plan shall bind and inure to the benefit of Fidelity Federal and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of Fidelity Federal, and successors of any such corporation or other business entity.

10.13  Compliance with Section 409A of the Code

     The Plan is intended to be a non-qualified deferred compensation plan described in Section 409A of the Code. The Plan shall be operated, administered and construed to give effect to such intent. To the extent that a provision of the Plan fails to comply with Code Section 409A and a construction consistent with Code Section 409A is not possible, such provision shall be void ab initio. In addition, the Plan shall be subject to amendment, with or without advance notice to Participants and other interested parties, and on a prospective or retroactive basis, including but not limited to amendment in a manner that adversely affects the rights of Participants and other interested parties, to the extent necessary to effect such compliance.



PAGE 17 - SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     IN WITNESS WHEREOF, and pursuant to resolution of the Board of Directors of Fidelity Federal, as adopted and approved on September 17, 1989 and as amended and restated on July 1, 2004 and December 1, 2005 such corporation has caused this instrument to be executed by its duly authorized officers effective as of December 1, 2005.


                                       FIDELITY FEDERAL BANK & TRUST


                                       By:
                                           ------------------------------------
                                           Vince A. Elhilow
                                           President and Chief Executive Officer


                                       By:
                                          -------------------------------------
                                          Elizabeth Cook, Secretary


                                       Dated:
                                             ----------------------------------





PAGE 18 - SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN